SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549

                              FORM 8-K

                           CURRENT REPORT

                 Pursuant to Section 10 or 15(d) of
                 the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  October 20, 1994



                         Joslyn Corporation
         (Exact name of registrant as specified in charter)



    Illinois                  0-1252                36-3560095
(State or other          (Commission File        (IRS Employer
jurisdiction of              Number)             Identification
incorporation)                                        No.)



 30 South Wacker Drive, Chicago, Illinois                 60606
(Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code:  (312) 454-2900



                       Not applicable
  (Former name or former address, if changed since last report)


                          EXHIBIT ON PAGE 5











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Item 5.  Other Events.

Third Quarter Net Loss After Special Charge
___________________________________________

On October 19, 1994, the Registrant issued a press release announcing a third quarter net loss of $17,000,000 or $2.39 per share, after taking a special charge of $35 million ($21 million after tax or $2.95 per share) for inceased environmental reserves. A copy of the Registrant's press release is filed as an exhibit to this Current Report on Form 8-K and incorporated hereby by reference.


Item 7.  Exhibit

         20  Press Release of the Registrant dated October 19, 1994.









































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


                              SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                              JOSLYN CORPORATION




                              By:      L. G. Wolski
                                  Name:   L. G. Wolski
                                  Title:  Executive Vice President





Dated:  October 20, 1994
































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

                            EXHIBIT INDEX





Exhibit
Number         Description of Exhibit                                  Page


20             Press Release of the Registrant issued October 19,      5
               1994.











































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